Note 7 - Intangible Assets, Net - Amortization Expense (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024
2025	$ 28
2026	38	$ 38
2027	38	38
2028	38	38
2029	28	38
Thereafter	0
Total	$ 170	$ 180